Exhibit 24.1

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ Alain J.P. Belda
Name: Alain J.P. Belda
Title: Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ Cathleen P. Black
Name: Cathleen P. Black
Title: Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ William R. Brody
Name: William R. Brody
Title: Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ Michael L. Eskew
Name: Michael L. Eskew
Title: Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ Shirley Ann Jackson
Name: Shirley Ann Jackson
Title: Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ Andrew N. Liveris
Name: Andrew N. Liveris
Title: Directror

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ W. James McNerney, Jr.
Name: W. James McNerney, Jr.
Title: Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ James W. Owens
Name: James W. Owens
Title: Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ Joan E. Spero
Name: Joan E. Spero
Title: Director

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ Sidney Taurel
Name: Sidney Taurel
Title: Director

POWER OF ATTORNEY OF SAMUEL J. PALMISANO

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Chairman of the Board, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Robert C. Weber, Mark Loughridge, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ Samuel J. Palmisano
Name: Samuel J. Palmisano
Title: Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY OF MARK LOUGHRIDGE

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation, of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, James J. Kavanaugh, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ Mark Loughridge
Name: Mark Loughridge
Title: Senior Vice President and Chief Financial Officer, Finance and Enterprise Transformation

POWER OF ATTORNEY OF JAMES J. KAVANAUGH

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Vice President and Controller of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”) under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-3, S-4, S-8, and/or other appropriate Form, for debt securities or warrants, or for shares of capital stock or other interests issuable upon the surrender of shares, or the exercise or surrender of any options or other interests, in each case assumed or exchanged by the Corporation, that were issued by Netezza Corporation, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Mark Loughridge, Jesse J. Greene, Jr., Martin Schroeter and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 27th day of September 2010.

/s/ James J. Kavanaugh
Name: James J. Kavanaugh
Title: Vice President and Controller